UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 28, 2006

                      Canterbury Park Holding Corporation
             (Exact name of registrant as specified in its charter)

                                   Minnesota
                 (State or Other Jurisdiction of Incorporation)

               001-31569                             41-1775532
        (Commission File Number)        (IRS Employer Identification No.)

        1100 Canterbury Road,  Shakopee, Minnesota         55379
        (Address of Principal Executive Offices)        (Zip Code)

                                 (952) 445-7223
              (Registrant's telephone number, including area code)
                         ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Disclosure

On March 28, 2006, Canterbury Park Holding Corporation (the "Company") issued a press release regarding its results of operations for the year ended December 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information provided pursuant to Item 2.02 of this Form 8-K is being furnished and is not "filed" for purposes of Section 18 of the Securities Act of 1934, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits
Item 9.01 - Financial Statements and Exhibits

(c)     Exhibits

The following are filed or furnished as Exhibits to this Report:

Exhibit No.    Description of Exhibit
-----------    ----------------------
99.1           Press release dated March 28, 2006, reporting results for the year ended December 31, 2005.



                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CANTERBURY PARK HOLDING CORPORATION

Dated:  March 28, 2006             By:  /s/ Randall D. Sampson
                                        ----------------------------------------
                                        Randall D. Sampson
                                        Chief Executive Officer